SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) April 1, 2002
                                                       -----------------------


                            RUSSELL CORPORATION
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             (Exact Name of Registrant as Specified in Charter)


     Alabama                            0-1790                 63-0180720
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 (State or Other Jurisdiction        (Commission           (IRS Employer
  of Incorporation)                  File Number)          Identification No.)

3330 Cumberland Boulevard, Suite 800, Atlanta, Georgia              30339

and

755 Lee Street, Alexander City, Alabama                         35011-0272
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 (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code             (678) 742-8000
                                                                    and
                                                               (256) 500-4000


                                    None
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       (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

         On April 1, 2002, Russell Corporation ("Russell") issued a press release announcing the details of a new financial structure. Highlights of the pending financial structure include (i) the selection of an administrative agent and lead arranger to underwrite and syndicate $375 million in Senior Secured Facilities including a $325 million Senior Secured Revolving Credit Facility and a $50 million five-year term loan, and (ii) a $200 million Senior Unsecured Notes offering. The consummation of the offering of the notes and the entering into the new credit facility are conditioned on each other and are subject to market and the satisfaction of certain conditions, and there can be no assurance that these transactions will be consummated. The press release is attached as
Exhibit 99.1 hereto and is incorpo rated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

         99.1     Press Release, dated April 1, 2002



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        RUSSELL CORPORATION


Dated:  April 1, 2002                  By:  /s/ Robert D. Martin
                                            -----------------------
                                       Name:  Robert D. Martin
                                       Title: Chief Financial Officer




                               EXHIBIT INDEX


Exhibit No.       Description

99.1              Press Release, dated April 1, 2002